Exhibit 99.14


                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1.......$       22.65417447    Class 6-A13...$     0.00000000
     Class 6-A2.......$        0.00000000    Class 6-A14...$     0.00000000
     Class 6-A3.......$        0.00000000    Class 6-A15...$     0.00000000
     Class 6-A4.......$        0.69988386    Class 6-A16...$    22.65417455
     Class 6-A5.......$        0.00000000    Class 6-A17...$    22.65417454
     Class 6-A6.......$       29.32254207    Class 6-A18...$    22.65417484
     Class 6-A7.......$        0.00000000    Class 6-PO....$     0.97666895
     Class 6-A8.......$        0.69988391    Class 6-M.....$     0.69988416
     Class 6-A9.......$        0.00000000    Class 6-B1....$     0.69988421
     Class 6-A10......$       41.61464038    Class 6-B2....$     0.69988427
     Class 6-A11......$        0.00000000    Class 6-B3....$     0.69988439
     Component A11A...$        0.00000000    Class 6-B4....$     0.69988806
     Component A11B...$        0.00000000    Class 6-B5....$     0.69988029
     Class 6-A12......$       14.25245902    Class 6-R.....$     0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1......$     21.69512587  Class 6-A14....$         0.00000000
     Class 6-A2......$      0.00000000  Class 6-A15....$         0.00000000
     Class 6-A3......$      0.00000000  Class 6-A16....$        21.69512594
     Class 6-A4......$      0.67025477  Class 6-A17....$        21.69512593

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     Class 6-A5......$      0.00000000  Class 6-A18....$        21.69512622
     Class 6-A6......$     28.08119280  Class 6-PO.....$         0.93532235
     Class 6-A7......$      0.00000000  Class 6-M......$         0.00000000
     Class 6-A8......$      0.67025482  Class 6-B1.....$         0.00000000
     Class 6-A9......$      0.00000000  Class 6-B2.....$         0.00000000
     Class 6-A10.....$     39.85291374  Class 6-B3.....$         0.00000000
     Class 6-A11.....$      0.00000000  Class 6-B4.....$         0.00000000
     Component A11A..$      0.00000000  Class 6-B5.....$         0.00000000
     Component A11B..$      0.00000000  Class 6-R......$         0.00000000
     Class 6-A12.....$     13.64909115
     Class 6-A13.....$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1......$      5.45733847  Class 6-A15....$         6.24999972
     Class 6-A2......$      6.25000000  Class 6-A16....$         5.20266259
     Class 6-A3......$      6.25000000  Class 6-A17....$         5.27542720
     Class 6-A4......$      6.22454000  Class 6-A18....$         6.54880599
     Class 6-A5......$      6.25000062  Class 6-M......$         6.22453947
     Class 6-A6......$      5.54408319  Class 6-B1.....$         6.22453916
     Class 6-A7......$      6.25000000  Class 6-B2.....$         6.22453884
     Class 6-A8......$      6.22453995  Class 6-B3.....$         6.22453323
     Class 6-A9......$      6.24999966  Class 6-B4.....$         6.22446315
     Class 6-A10.....$      4.96955025  Class 6-B5.....$         6.22450521
     Class 6-A11.....$      0.00000000  Class 6-R......$         0.00000000
     Component A11A..$      0.00000000  Class 6-S......$         0.56812762
     Component A11B..$      0.00000000
     Class 6-A12.....$      5.72704918
     Class 6-A13.....$      6.25000000
     Class 6-A14.....$      0.00000000

     iv)  Accrual Amount:

                Class A11A Component     $        0.00
                Class A11B Component     $        0.00
                Class A14 Component      $      869.40

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$        86,973.45

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   362,259,695.94

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................             1,233

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                         Class Certificate         Single
                                         Principal Balance   Certificate Balance
                                         -----------------   -------------------

          Class 6-A1.....................$   47,125,313.41     $        850.52
          Class 6-A2.....................$   27,152,000.00     $      1,000.00
          Class 6-A3.....................$    8,015,000.00     $      1,000.00
          Class 6-A4.....................$   56,727,910.87     $        995.23
          Class 6-A5.....................$    6,001,105.00     $      1,000.00
          Class 6-A6.....................$   34,846,187.99     $        857.73
          Class 6-A7.....................$    1,927,000.00     $      1,000.00
          Class 6-A8.....................$   19,718,422.77     $        995.23
          Class 6-A9.....................$    3,680,965.00     $      1,000.00
          Class 6-A10....................$    8,018,860.84     $        753.51
          Class 6-A11....................$            0.00     $          0.00
          Component A11A.................$            0.00     $          0.00
          Component A11B.................$            0.00     $          0.00
          Class 6-A12....................$       55,027.12     $        902.08
          Class 6-A13....................$   14,305,000.00     $      1,000.00
          Class 6-A14....................$      139,972.88     $      1,044.57
          Class 6-A15....................$    8,802,874.00     $      1,000.00
          Class 6-A16....................$   21,334,198.24     $        850.52
          Class 6-A17....................$   70,341,910.55     $        850.52
          Class 6-A18....................$   16,701,612.37     $        850.52
          Class 6-PO.....................$      412,529.90     $        986.11
          Class 6-M......................$    5,983,694.87     $        995.23
          Class 6-B1.....................$    3,989,129.58     $        995.23
          Class 6-B2.....................$    2,991,846.93     $        995.23
          Class 6-B3.....................$    1,994,564.30     $        995.23
          Class 6-B4.....................$      598,368.99     $        995.23
          Class 6-B5.....................$    1,396,200.33     $        995.23
          Class 6-R......................$            0.00     $          0.00
          Class 6-S......................$  343,409,550.82     $        899.97

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...........................................$           0.00
          unpaid principal balance.............................$           0.00
          number of related mortgage loans.....................               0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                  Number                 5   Principal Balance $  1,147,929.61
               (2)  60-89 days
                  Number                 0   Principal Balance $          0.00
               (3)  90 days or more
                  Number                 0   Principal Balance $          0.00

          (b)  in foreclosure
                  Number                 1   Principal Balance $    240,000.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c): $ 0.00 $ 0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $      0.00    $      0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................      0.391234%

     xiii) Senior Percentage for such Distribution Date: .......... 95.38584700%

     xiv)  Category A-Senior Percentage for such Distribution Date: 68.42191000%

      xv)  Category B-Senior Percentage for such Distribution Date: 19.71795100%

     xvi)  Category C-Senior Percentage for such Distribution Date:  7.24598600%

     xvii) Category A-Percentage for such Distribution Date: .....  71.73172200%

     xviii)Category B-Percentage for such Distribution Date: .....  20.67177800%

     xix)  Category C-Percentage for such Distribution Date: .....   7.59650000%

      xx)  Group I Senior Percentage for such Distribution Date: .  70.63663800%

      xxi) Category A-Group I Senior Percentage for such
           Distribution Date: ....................................  52.98282500%

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     xxii) Category B-Group I Senior Percentage for such
           Distribution Date: ....................................  14.35137800%

     xxiii)Category C-Group I Senior Percentage for such
           Distribution Date: ....................................   3.30243500%

      xxiv)Category  C-Group I Scheduled  Distribution  Percentage
           for such Distribution Date: ...........................   7.24598600%

      xxv) Group II Senior Percentage for such Distribution Date:   24.74920900%

      xxvi)Category A-Group II Senior Percentage for such
           Distribution Date: ....................................  15.43908500%

     xxvii)Category B-Group II Senior Percentage for such
           Distribution Date: ....................................   5.36657300%

    xxviii)Category C-Group II Senior Percentage for such
           Distribution Date: ....................................   3.94355100%

      xxix)Category C-Group II Scheduled  Distribution  Percentage
           for such Distribution Date: ...........................   0.00000000%

      xxx) Senior Prepayment Percentage for such Distribution Date:100.00000000%

      xxxi)Category A-Senior Prepayment Percentage
           for such Distribution Date: ...........................  71.73172200%

     xxxii)Category B-Senior Prepayment Percentage
           for such Distribution Date: ...........................  20.67177800%

    xxxiii)Category C-Senior Prepayment Percentage
           for such Distribution Date: ...........................   7.59650000%

     xxxiv)Group I Senior Prepayment Percentage for such
           Distribution Date: .................................... 100.00000000%

      xxxv)Category A-Group I Senior Prepayment Percentage for such
           Distribution Date: ....................................  71.73172200%

     xxxvi)Category B-Group I Senior Prepayment Percentage for such
           Distribution Date: ....................................  20.67177800%

     xxxvii)Category C-Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................  7.59650000%

    xxxviii)Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

      xxxix)Category A-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

      xxxx)Category B-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

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     xxxxi)Category C-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

    xxxxii)Junior Percentage for such Distribution Date: ..........  4.61415300%

   xxxxiii)Junior Prepayment Percentage for such Distribution Date:  0.00000000%